CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the semiannual reports of Evergreen Select Fixed Income Trust (the “Registrant”) on Form N-CSRS for the period ended December 31,2006, as filed with the Securities and Exchange Commission (the “Reports”), I, Kasey Phillips, Principal Financial Officer of Evergreen Select Fixed Income Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 27, 2007

________________________
Kasey Phillips
Principal Financial Officer
Evergreen Select Fixed Income Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the semiannual reports of Evergreen Select Fixed Income Trust (the “Registrant”) on Form N-CSRS for the period ended December 31, 2006 as filed with the Securities and Exchange Commission (the “Reports”), I, Dennis H. Ferro, Principal Executive Officer of Evergreen Select Fixed Income Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 27, 2007

________________________
Dennis H. Ferro
Principal Executive Officer
Evergreen Select Fixed Income Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.